Prospectus Supplement	February 11, 2022

George Putnam Balanced Fund
Putnam Convertible Securities Fund

For the funds listed above, the following language is added to the section “What are the fund’s main investment strategies and related risks?”:

• ESG considerations. Although ESG considerations do not represent a primary focus of the fund, we expect to integrate environmental, social, or governance (“ESG”) considerations into our fundamental research process and investment decision-making for the fund, where we consider them material and relevant, and where data is available. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy for equity investments and credit and interest rate risks for fixed-income investments, as well as general market conditions, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with a company’s fundamentals, including a company’s industry, geography, and strategic position. When considering ESG factors, we use company disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. Because fixed-income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to equity investments, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

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